Exhibit 99.2
Preliminary 2007 Fourth Quarter and CY Results

Forward Looking Statements 1 In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "estimate," "goal," "target," "believe," "improve," "intend," "potential," "continue," "designed," "opportunity," "risk," "may," "would," "could," "should" or the negative of any of those words or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Such factors include, among others, the following: our ability to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; market acceptance of our products; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; shortages of and price increases for fuel; adoption of new laws or changes in existing laws that may affect the production, licensing, distribution, cost or sale of our products; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in GMAC's ability to make distributions on the Preferred Membership Interests we hold; completion of the final settlement with the UAW and UAW retirees, including obtaining court approval in a form acceptable to us, the UAW, and class counsel; treatment of the terms of the 2006 Settlement Agreement pursuant to the Retiree MOU in a form acceptable to us, the UAW and class counsel; our completion of discussions with the staff of the SEC regarding accounting treatment with respect to the New VEBA and the Post-Retirement Medical Benefits for the Covered Group as set forth in the Retiree MOU, on a basis reasonably satisfactory to us; and as applicable, a determination by us that the New VEBA satisfies the requirements of section 302(c)(5) of the Labor-Management Relations Act of 1947, as amended (LMRA), as well as bank and other regulatory approval; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition, GMAC's actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-K, 10-Q, and 8-K. The factors identified by GMAC include, among others, the following: possible downgrades for GMAC or ResCap by rating agencies; inability to maintain adequate financing sources for its substantial capital needs; credit exposure to us and recent developments in the residential mortgage market, especially in the nonprime sector. The most recent reports on SEC Forms 10-K, 10-Q or 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms.

Fourth Quarter & Calendar Year Highlights Fourth Quarter GAAP net loss of $(0.7)B, $(1.28) EPS Adjusted net income of $46 million, $0.08 EPS, excluding special items including significant unfavorable items related to Delphi Adjusted automotive earnings before tax (EBT) down $0.8B Total automotive revenue of $46.7B, an all-time record Adjusted automotive operating cash flow (OCF) of $(1.3)B Calendar Year GAAP net loss of $(38.7)B, $(68.45) EPS due principally to Q3 charge of $(38.3)B for valuation allowance taken against deferred tax assets Adjusted net loss of $(23) million, or $(0.04) EPS Adjusted automotive EBT improved $0.9B on strength of GMLAAM and GMAP Global market share of 13.3%, down 0.2 p.p. vs. CY 2006 Share outside North America of 9.5%, up 0.4 p.p. vs. CY 2006 Adjusted automotive OCF of $(2.4)B, improved $2.0B vs. CY 2006 Year-end gross automotive liquidity of $27.3B 2

Calendar Year 2007 Adjusted Results 3 Refer to Supplemental Charts for reconciliation to GAAP figures Refer to Supplemental Charts for reconciliation to GAAP figures

Fourth Quarter Adjusted Results 4 Refer to Supplemental Charts for reconciliation to GAAP figures Refer to Supplemental Charts for reconciliation to GAAP figures

Fourth Quarter Taxes 5 In Q3 2007 GM established valuation allowance for deferred tax assets in the U.S., Germany and Canada In Q4 2007 GM re-measured pension and OPEB liabilities, resulting in pension and OPEB related gains in Other Comprehensive Income (OCI) Gain in OCI generated tax related liability on balance sheet SFAS 109 sets forth guidelines for intra-period tax allocation, and requires that tax expense on discontinued operations and OCI be reduced to the level of tax benefit in continuing operations Since GM had a significant current year net operating loss and had tax expense on OCI and discontinued operations, tax benefit is recognized even when a valuation reserve is established As a result, GM recorded tax benefit of $1.6B in continuing operations

Adjustments to Income 6 Exclusion of special items useful for: Management to measure operations Comparisons between reporting periods Investors to measure and assess company's core performance

Fourth Quarter Allison-related Special Item 7 As a result of the intra-period tax allocation, tax expense on the Allison discontinued operations was reduced by $0.8B Change in tax expense allocation to discontinued operations results in final net after-tax gain on sale of Allison of $4.3B Final tax on transaction of $1.0B vs. $1.8B previously calculated Additional pre-tax special item of $(25) million related to Allison gain on sale due largely to purchase price adjustment related to post- closing working capital adjustments

Fourth Quarter Delphi-related Special Items 8 GM recorded Q4 charge of $622 million as result of amendments to the GM-Delphi Settlement Agreements, support of Delphi's sale businesses, updated estimates of Delphi retiree healthcare costs and possible support based on ongoing discussions with Delphi Total of approximately $7.5B in Delphi-related charges taken to date Estimate for combined annual labor-related and transitional payments revised downward $100 million, to between $300-400 million thru 2015 To be recognized in the future as incurred Additional Q4 charge of $552 million taken to reflect GM agreement to pay pension benefit increases granted in 2007 GM-UAW labor contract to Delphi employees and retirees/surviving spouses Non-cash in nature since GM pension plan to absorb payment obligations Expensed upfront instead of amortized since payments to be made to individuals not part of the GM pension plan

Delphi Update 9 Bankruptcy Court approved Delphi's Disclosure Statement in December Included amendments to the GM-Delphi Settlement Agreements, whereby GM agreed to accept a reduction in preferred stock recovery from $1.2 billion to $1.0 billion at Plan of Reorganization Value Bankruptcy Court confirmed Delphi's Plan of Reorganization in January Delphi currently seeking exit financing to support Plan consummation Market conditions causing difficulty in obtaining planned financing levels GM is exploring alternatives with Delphi in the event that the planned financing level is not achieved

Fourth Quarter Other Items 10 $0.3B of restructuring special items, largely related to GME Approximately $0.2B related to separation programs implemented in Belgium, Germany and Sweden Balance of approximately $0.1B in GMNA largely related to adjustments to plant closing reserve $0.1B or impairment/other special items primarily related to vehicle-specific asset impairments in GMNA Corporate Other deteriorated by about $0.2B vs. Q4 2006 Approximately $(0.1)B related to higher central office expense Approximately $(0.1)B related to increased legacy expense related to additional Delphi flowbacks and continued health care inflation

GMNA Fourth Quarter Adjusted Results 11 11 Excludes results from Allison Transmission, now recorded as Discontinued Operations

GMNA Vehicle Revenue Per Unit Calendar Year Fourth Quarter Net Revenue Gross Revenue less Sales Incentives Vehicle revenue per unit excludes items such as daily rental accounting impact, Service Parts, OnStar, other outside sales 12 Adjusted to remove Allison. Refer to Supplemental Charts for reconciliation to GAAP figures Memo: Q3 '07 $21,605 Q2 '07 $21,375 Q1 '07 $21,072

GMNA Adjusted EBT - Q4 2007 vs. Q4 2006 $ Billions - Continuing Operations Only Q4 2006 Earnings Before Tax $(0.1) Volume (0.5) Mix 0.3 Price (0.4) Material / Other Contribution Cost (0.1) Policy & Warranty / Campaigns 0.0 Pension / OPEB / Manufacturing 0.0 Engineering / Exchange / Other (0.3) 2007 Earnings Before Tax $(1.1) 13 Excludes results from Allison Transmission, now recorded as Discontinued Operations (0.3) ~40k unit dealer stock reduction (0.2) ~30k unit daily rent decline (0.1) ~20k unit lower U.S. industry (0.3) Commodity hedging (0.2) Engineering 0.2 Other 0.3 Mfg performance (0.2) Pension increase due to labor contract (0.1) Foreign exchange Larger stock adjust for higher full-size PU inventory vs. Q4 2006

GMNA Adjusted EBT - CY 2007 vs. CY 2006 $ Billions - Continuing Operations Only CY 2006 Earnings Before Tax $(1.6) Volume (2.7) Mix 2.0 Price 0.4 Material / Other Contribution Cost (0.6) Policy & Warranty / Campaigns (0.5) Pension / OPEB / Manufacturing 2.8 Engineering / Exchange / Other (1.3) 2007 Earnings Before Tax $(1.5) 14 Excludes results from Allison Transmission, now recorded as Discontinued Operations (1.0) ~160k unit dealer stock reduction (0.7) ~108k unit daily rent decline (0.5) ~80k unit lower U.S. industry (0.5) GM share decline (0.6) Engineering (0.5) Commodity hedging (0.3) Foreign exchange 1.5 Model & option mix 0.4 Product mix 1.8 Pension/OPEB 1.0 Mfg productivity & attrition Material performance more than offset by (1.0) Steel & non-ferrous

Overview of Other Regions GM automotive revenue up 23% in regions outside of North America in Q4 40% of revenue and 54% of unit sales generated outside GMNA; 61% of unit sales generated outside the U.S. GM market share gains continue outside GMNA, up 0.3 p.p. and 0.4. p.p. for Q4 and CY, respectively GME volume and share both up in Q4, despite weakness in Germany which led to financial losses GM was the fastest growing manufacturer in Europe in 2007 Q4 volume and share in Russia up 89% and 2.6 p.p., respectively Robust Chevrolet growth due to continued strong imports from GMDAT (significant GMDAT operating profit attributable to sales in Europe) GMLAAM revenue up over 50% and earnings before tax up over five-fold vs. Q4 2006, on continued strong industry growth and pricing environment GMAP continues to deliver strong volume and share growth, but with moderating financial results in Q4 due largely to cost increases to support continued strong product development GM volume and share in China up 22% and 0.6 p.p., respectively 15

GME Fourth Quarter Adjusted Results 16

GME Adjusted EBT - 2007 vs. 2006 $ Billions Q4 CY 2006 Earnings Before Tax $(0.0) $0.4 German Market Impact (0.3) (0.6) Foreign Exchange (0.1) (0.1) Volume / Mix / Price (ex. Germany) 0.1 0.4 Material / Structural Cost 0.2 0.2 Other (0.1) (0.2) 2007 Earnings Before Tax $(0.2) $0.1 17

GMLAAM Fourth Quarter Adjusted Results 18

GMAP Fourth Quarter Adjusted Results 19 19

GM China Results 20 China industry continues to show explosive growth, with volume up 20% in CY 2007 vs. CY 2006 GM, with its joint venture partners, became first manufacturer to sell over 1 million units in China in 2007 GM volume up 18% in CY 2007, and up 22% in Q4 2007 (ahead of industry growth in Q4 of 16%) GM realized $425 million of equity income in GMAP in 2007, principally driven by its China joint ventures GM will continue to work aggressively to keep pace with industry Focus on leveraging multiple brands and mid-cycle product updates; five new/updated products to launch across four brands in 2008 Capital spending at GM's China JVs expected to total approximately $1B/year thru 2010 in support of continued strong product and technology development

GMAC CY & Fourth Quarter Overview 21 Fourth Quarter GMAC reported $(0.7)B net loss due to continued ResCap losses ResCap net loss of $(0.9)B driven by asset write downs/impairments, restructuring costs and weaker consumer Global Auto Finance remained profitable, but reported lower results due to lower gain on sale of receivables in North America and write downs Insurance results down predominantly due to lower capital gains, as significant one-time gains were realized in the prior period Earnings before tax as realized by GM was loss of $(0.4)B Calendar Year GMAC reported $(2.3)B net loss due entirely to ResCap loss of $(4.3)B Global Automotive Finance up over $0.2B or almost 20% vs. CY 2006 Earnings before tax as realized by GM was loss of $(1.1)B GMAC ended 2007 with liquidity of $22.7B

GMAC Fourth Quarter Business Line Results 22 22

GMAC Calendar Year Business Line Results 23 23

GMAC Summary & Outlook 24 Losses in Q4 2007 smaller than those in Q3 2007, showing that actions undertaken in 2007 are starting to produce results Restructured ResCap Tightened lending standards Reduced balance sheet Accelerated Auto Finance "originate to distribute" model Took appropriate impairments and reserves Holding cash at high levels GMAC and ResCap are refocusing on core strengths Maintaining scalable platforms to capitalize on larger share of retail and commercial auto finance and utilize exclusive relationship with GM GMAC is forecasting to return to profitability in 2008 GMAC liquidity is at relatively high historical levels and GM believes that GMAC remains adequately capitalized

GM Automotive Liquidity Position 25 Strong gross automotive liquidity position of $27.3B at year-end 2007 Includes $0.6B of readily-available VEBA assets (i.e. short-term VEBA) Represents increase of $0.9B from year-end 2006 Reflects proceeds from sale of Allison Transmission, partially offset by negative adjusted automotive OCF and other non-operating flows Net automotive liquidity of $(12.1)B at year-end 2007, in-line with year-end 2006

Automotive Gross / Net Liquidity 26 1 Q4 2005 - Q3 2006 Net Liquidity figures exclude GMAC related debt 1 $ Billions Q4'00 YE '01 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4'07 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 -13.833 -12.303 -11.394 -14.2 -12.323 -13.294 -12.093 -9.9 -12.1 Gross Cash (incl. ST VEBA) 13.2 13 13.3 11.8 11.5 20.373 21.603 22.892 20.407 26.41 24.66 27.191 29.958 27.331 17.3 17.3 23

Fourth Quarter Key Cash Flow Drivers 27 Q4 2007 adjusted automotive OCF of $(1.3)B primarily driven by negative EBT, traditionally higher capital expenditures, and ongoing legacy payments Partially offset by seasonally favorable working capital performance CY 2007 adjusted automotive OCF of $(2.4)B, an improvement of $2.0B vs. CY 2006 Second consecutive year-over-year improvement in OCF at all four GM regions Year-over-year performance driven primarily by lower sales allowance and net rental car payments

Automotive Cash Flow Summary Refer to Supplemental Charts for reconciliation to GAAP figures 28 * Earnings before Tax from Continuing Operations

Accrued Expenses and Pension/OPEB 29 Accrued Expenses and Other reflects timing of cash flows vs. accruals Net variance related to Pension/OPEB driven primarily by lower net pension and OPEB expense

U.S. Pension Expense 30

U.S. Health Care Spending & OPEB Expense 31

GM-UAW Healthcare Settlement Update Negotiations with the UAW and Class Counsel progressing well Expect to complete negotiations and file Settlement Agreement with court shortly Do not anticipate delays in court approval process Agreement in principle on two developments $4B short term note Restructuring of the $4.4B convertible note set out in the MOU 32

$4 Billion Short Term Note In Q4 2007 GM withdrew $2.7B from its VEBA, representing residual salaried and hourly 2006 Healthcare PAYGO capacity Post withdrawal, UAW-related portion of the hourly VEBA estimated at $14.5B as of year-end 2007 Under GM-UAW MOU, agreement to set aside $18.5B upfront Agreement in principle with UAW and Class Counsel to fund the difference of approximately $4B by way of short- term note maturing January 2010 with 9% interest Win-Win for both UAW, GM and plan participants GM enhances interim liquidity UAW and plan participants receive 9% interest 33

Restructuring $4.4B UAW Convertible UAW and Class Counsel approached GM for adjustment to terms of convertible note In spirit of cooperation, as part of the overall settlement agreement process GM agreed in principle to effective conversion price of $36 versus $40 through execution of derivative transactions Maximum potential value provided would be $0.8B if GM stock price is $63.48 after 3.5 years Provides mechanism for GM to recover additional economic value provided at stock prices between $63.48 and $70.53 Fair market value of derivatives approximately $0.2B 34

Capital Spending Increase Global Industry Increase GM Revenue Increase Adjusted Earnings Improve Cash Flow Improve but Negative 2007 Recap - Total Automotive Metrics vs. 2006 Structural Cost Decrease Net Material Performance Flat Jan 2007 Outlook CY 2007 Results Increase Increase Slightly Unfavorable Slight Increase (down as % of revenue) Improve Improve but Negative About Flat 35

2008 GM Automotive Overview Continued global revenue growth Continued improvement in material cost and structural cost metrics U.S. total industry outlook in the low 16 million unit range Sufficient liquidity cushion even in event of further U.S. industry decline Ahead of a possible downturn, should target liquidity of at least $18-20B and access to $4-5B of credit lines Year-end liquidity of $27.3B and access to approximately $7B of undrawn credit facilities One million unit downside in U.S. industry would have negative liquidity impact estimated in $2-3B range 36

Capital Spending Continued strong product and advanced technology development Global Automotive Revenue Revenue growth in all regions, particularly in emerging markets Footprint optimization, lower commodity increases, fewer majors Down in all regions, particularly GMAP & GMLAAM due to revenue growth Adjusted Pre-tax Earnings Continued strength in emerging markets Operating Cash Flow Improved earnings offset by higher capex, less favorable working capital About Flat Total Automotive Outlook - 2008 vs. 2007 Structural Cost as % of Revenue Decrease Net Material Performance Favorable Increase Improved Increase 37

Special Attrition Program - Phase II 38 In Dec 2007, GM and the UAW reached agreement on Phase I of a new special attrition program (SAP) Offered to all Service Parts facilities and five other plants Today, GM and the UAW announced a comprehensive SAP to be offered to all UAW-represented GM employees Eligible employees with 30 or more years service may choose retirement pension incentives of $45k to $62.5k Funding for the retirement pension incentives will come from the GM Hourly Pension Plan, which is currently overfunded Similar to the 2006 GM-UAW SAP, three other options are offered for employees with less than 30 years service: Mutually satisfactory retirement for certain employees Pre-retirement leave program for employees with 26 to 29 years' service Cash buyout option of $70k (less than 10 years' service) or $140k (10 or more years' service) to voluntarily separate all ties to GM

Mid-term Outlook - 2010/11 Opportunities Full impact of labor contract $4B - $5B Delphi-related cost reduction ~$0.5B If U.S. industry returns to trend ~$1-1.5B Pricing for stronger brands Material cost reductions Improved GMAC performance Further emerging markets growth Downside Risks U.S. industry mix shift Regulatory costs increase Continued competitive environment Pricing, new entries 39

Summary 2007 results improved, but near-term challenges remain CY adjusted automotive earnings before tax improved by $0.9B, largely due to continued strength in GMAP and GMLAAM Q4 adjusted automotive earnings before tax deteriorated by $(0.8)B, due largely to headwinds in the U.S. and Germany Continued share growth in GMAP and GMLAAM 2008 automotive pre-tax earnings outlook improved vs. 2007 on continued growth in emerging markets and focus on cost performance in mature markets Anticipate adjusted automotive operating cash flow to be about flat despite higher capital spending Automotive liquidity remains strong at $27.3B Potential for significant earnings improvement in 2010/11 timeframe 40

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology Note: As previously disclosed, GM restated its financial statements for the first three quarters of 2006 for various accounting issues associated with derivatives contracts, deferred income tax and other adjustments. The results reported for the calendar year ending December 31, 2006 contained in this presentation reflect the adjustments.

Reconciliation to Adjusted Net Income / EPS Q4 - 2007 S1

Reconciliation to Adjusted Net Income / EPS Q4 - 2006 S2

Reconciliation to Adjusted Net Income / EPS CY - 2007 S3

Reconciliation to Adjusted Net Income / EPS CY - 2006 S4

Reconciliation of GMNA Revenue Per Unit Fourth Quarter S5 a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis * * * Excludes revenue from Allison Transmission, classified as discontinued operations

Reconciliation of GMNA Revenue Per Unit Calendar Year S6 a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis Note: Excludes revenue from Allison Transmission, classified as discontinued operations

Reconciliation of Automotive Cash Flow Fourth Quarter & Calendar Year S7